UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2019

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001785881
Benchmark 2019-B13 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-226943-04	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York 10005

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	□

Item 8.01. Other Events.

On October 17, 2019 (the “Closing Date”), Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance of Benchmark 2019-B13 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B13 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated September 23, 2019 and filed with the Securities and Exchange Commission on October 17, 2019 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Sunset North	4.8	N/A
Osborn Triangle	4.9	4.2
Grand Canal Shoppes	4.10	4.3
Rivertowne Commons	4.11	N/A
900 & 990 Stewart Avenue	4.12	N/A
City Hyde Park	4.13	N/A
Wind Creek Leased Fee	4.14	N/A
30 Hudson Yards	4.15	4.4
Beverly Hills BMW	4.16	N/A
3 Columbus Circle	4.17	4.5
Woodlands Mall	4.18	4.6
Northpoint Tower	4.19	4.7

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the VRR Interest.

All of the Publicly Offered Certificates, having an aggregate initial principal amount of $802,449,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities (“JPMS”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton,

LLC (“Drexel” and, together with DBSI, JPMS, CGMI and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 20, 2019 and attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, JPMS and CGMI are acting as the joint bookrunning managers and co-lead managers. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Privately Offered Certificates, having an aggregate initial principal amount of $117,263,563, were sold to DBSI, JPMS and CGMI (together with DBSI and JPMS, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of September 20, 2019, among the Depositor, the Initial Purchasers and GACC.

The VRR Interest, having an aggregate initial Certificate Balance of $32,000,000, was sold to Deutsche Bank AG, New York Branch (“DBNY”), JPMorgan Chase Bank, National Association (“JPMCB”) and Citi Real Estate Funding Inc. (“CREFI” and, together with DBNY and JPMCB, the “Retaining Parties”), pursuant to the applicable Mortgage Loan Purchase Agreement as described below.

The Privately Offered Certificates and the VRR Interest were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2019-B13 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 40 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 48 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective September 20, 2019 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, in exchange for, among other compensation, $10,437,129 Certificate Balance of the VRR Interest (which portion of the VRR Interest the Depositor transferred to DBNY at GACC’s direction), (ii)  JPMCB, pursuant to a Mortgage Loan Purchase Agreement, dated and effective September 20, 2019 and as to which an executed version is attached hereto as Exhibit 99.2 (the “JPMCB Mortgage Loan Purchase Agreement”) between the Depositor and JPMCB, in exchange for, among other compensation, $12,235,552 Certificate Balance of the VRR Interest, and (iii) CREFI, pursuant to a Mortgage Loan Purchase Agreement, dated and effective September 20, 2019 and as to which an executed version is attached hereto as Exhibit 99.3 (the “CREFI Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement and the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI, in exchange for, among other compensation, $9,327,319 Certificate Balance of the VRR Interest.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, JPMCB and CREFI. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,872,439.59, were approximately $959,659,804.88. Of the expenses paid by the Depositor, $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $$4,822,439.59 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus. The related registration statement (file no. 333-226943) was originally declared effective on October 23, 2018. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of September 23, 2019.

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase of the VRR Interest by the Retaining Parties from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by the Retaining Parties) and (ii) the purchase of the Class G-RR and Class H-RR Certificates (the “HRR Certificates”) by Eightfold Real Estate Capital Fund V, L.P. (the “Third Party Purchaser”), acting as a third-party purchaser under the Risk Retention Rule.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) in the Issuing Entity in the form of a “single vertical security” (as defined in the Risk Retention Rule) with an expected initial Certificate Balance of approximately $32,000,000, representing approximately 3.36% of the aggregate Certificate Balance of the Certificates. The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $16,982,078 (excluding accrued interest), representing approximately 1.70% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

The fair value of the Certificates (other than the VRR Interest and the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the VRR Interest was determined by multiplying (i) the weighted average of the actual sales prices of the Certificates (other than the VRR Interest and Class R Certificates), by (ii) $32,000,000, which is the initial balance of the VRR Interest.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $16,982,078, representing approximately 1.70% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).  If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $49,904,584, representing 5.0% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated September 17, 2019, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 1.1	Underwriting Agreement, dated as of September 20, 2019, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of October 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of June 13, 2019, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement, dated as of July 6, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of April 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of August 1, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a special servicer, Pacific Life Insurance Company, solely with respect to the Woodlands Mall Loan Combination, as a special servicer, Trimont Real Estate Advisors, LLC, solely with respect to The Centre Loan Combination, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Pentalpha Surveillance LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.7	Pooling and Servicing Agreement is dated and effective as of September 1, 2019, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Co-Lender Agreement, dated as of September 10, 2019, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of June 13, 2019, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-5 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-6 Holder and JPMorgan Chase Bank, National Association, as Initial Note B-1 Holder.
Exhibit 4.10	Agreement Between Noteholders, dated as of July 3, 2019, between Morgan Stanley Bank, N.A., as Note A-1 Holder, Wells Fargo Bank, National Association, as Note A-2 Holder, JPMorgan Chase Bank, National Association, as Note A-3 Holder, Goldman Sachs Bank USA, as Note A-4 Holder and CPPIB Credit Investments II Inc., as Note B Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of October 17, 2019, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of September 12, 2019, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of September 17, 2019, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of August 20, 2019, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, DBR Investments Co. Limited, as Note A-2 Holder, DBR Investments Co. Limited, as Note A-3 Holder, DBR Investments Co. Limited, as Note A-4 Holder, DBR Investments Co. Limited, as Note A-5 Holder and DBR Investments Co. Limited, as Note A-6 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of July 6, 2019, by and between Deutsche Bank AG, New York Branch, as an Initial Note A Holder, Wells Fargo Bank, National Association, as an Initial Note A Holder, Goldman Sachs Bank USA, as an Initial Note A Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note B-2 Holder and Wells Fargo Bank, National Association, as Initial Note B-3 Holder.

Exhibit 4.16	Co-Lender Agreement, dated as of September 17, 2019, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder and Deutsche Bank AG, New York Branch, as Note A-3 Holder.
Exhibit 4.17	Agreement Between Noteholders, dated as of March 13, 2019, by and Between JPMorgan Chase Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder, Initial Note A-1-5 Holder, Initial Note A-1-6 Holder, Initial Note A-1-7 Holder and Initial Note A-1-8 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-2-1 Holder, Note A-2-2 Holder, Note A-2-3 Holder, Note A-2-4 Holder and Note A-2-5 Holder, JPMorgan Chase Bank, National Association, as Initial Note B-1 Holder and Deutsche Bank AG, acting through its New York Branch, as Note B-2 Holder.
Exhibit 4.18	Agreement Between Noteholder, dated as of August 8, 2019, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1-1 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-1-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-4 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-5 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-6 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-7 Holder and Deutsche Bank AG, New York Branch, as Initial Note B Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of August 9, 2019, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2-2 Holder and Citi Real Estate Funding Inc., as Initial Note A-3 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 17, 2019.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 17, 2019 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated October 17, 2019 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 23, 2019.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective September 20, 2019, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective September 20, 2019, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective September 20, 2019, between Deutsche Mortgage & Asset Receiving Corporation and J Citi Real Estate Funding Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2019	DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director